UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15 (d) of the
                         Securities Exchange Act of 1934

                                November 6, 2006
                Date of Report (Date of earliest event reported)

                 CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
             (Exact Name of Registrant as specified in its Charter)

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         Delaware                     333-92383                  06-1397316

(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                              ---------------------

                             251 Ballardvale Street
                         Wilmington, Massachusetts 01887
               (Address of Principal Executive Offices) (Zip Code)

                                  978-658-6000
              (Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 6, 2006, Charles River Laboratories International, Inc. issued a press release providing financial results for the quarter ended September 30, 2006.

The press release, attached as an exhibit to this report, includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the press release are "forward-looking" rather than historic. The press release also states that these and other risks relating to Charles River are set forth in the documents filed by Charles River with the Securities and Exchange Commission.


ITEM 9.01. Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          99.1          Press release dated November 6, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CHARLES RIVER LABORATORIES
                                                INTERNATIONAL, INC.

Dated: November 6, 2006

By: /s/ Joanne P. Acford
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Joanne P. Acford, Corporate Senior Vice
President, General Counsel and
Corporate Secretary

                                  Exhibit Index


Exhibit No.           Description
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99.1                  Press release dated November 6, 2006.